UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2004

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1- 6686	13- 1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2004, The Interpublic Group of Companies, Inc. (the "Company") (i) issued a press release announcing its third quarter earnings, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein and (ii) posted an investor presentation on its website in connection with the third quarter earnings conference call, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 2.02 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01. Other Events.

On November 3, 2004, the Company issued a press release announcing its third quarter earnings, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. This press release is also being furnished pursuant to Item 2.02.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:	Press release of the Company dated November 3, 2004 (furnished pursuant to Item 2.02 and filed pursuant to Item 8.01)

Exhibit 99.2:	Investor presentation dated November 3, 2004 (furnished pursuant to Item 2.02)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 3, 2004	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.        Description

Exhibit 99.1:      Press release of the Company dated November 3, 2004

Exhibit 99.2:      Investor presentation dated November 3, 2004